United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-8977

Genworth Financial Asset Management Funds

(Exact name of registrant as specified in charter)

16501 Ventura Blvd., Suite 201, Encino, CA 91436-2007

(Address of principal executive offices)  (Zip code)

Regina M. Fink, 16501 Ventura Blvd., Ste 201, Encino, CA 91436

(Name and address of agent for service)

Registrant's telephone number, including area code: (818) 528-3700

Date of fiscal year end: 9/30

Date of reporting period: 09/30/06

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

GENWORTH

FINANCIAL

CONTRA FUND

ANNUAL REPORT | SEPT 30, 2006

Genworth Financial Asset Management Funds

WHAT'S INSIDE

Letter from the President	1

Fund at a Glance	4

Fund Expenses	5

Fund Performance	7

Schedule of Investments	8

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	21

Additional Information	22

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

LETTER FROM THE PRESIDENT

Dear Shareholder,	October 31, 2006

Following is the annual report for the Genworth Financial Contra Fund (“Fund” or “Contra Fund”) for the twelve months ending September 30, 2006. This letter reviews the objective and strategy of the Fund, what we believe to be the period·s prevailing economic and market conditions, and the Fund’s performance over the last fiscal year. We hope you find this report to be useful and informative.

Contra Fund Objective and Strategy

The Contra Fund seeks to provide protection against declines in the value of certain equity assets managed by Genworth Financial Asset Management, Inc. (“GFAM”) for its private clients. GFAM also acts as investment adviser to the Contra Fund. GFAM analyzes various mutual funds and direct securities held by certain clients and performs a statistical analysis of the characteristics of these securities at an individual security and/or portfolio level.

Based on this analysis, GFAM determines a composite portfolio, which it calls the Equity Benchmark, and provides instructions to Credit Suisse Asset Management, LLC (“CSAM”), the Fund·s Sub-Adviser, as to the level and nature of the downside protection - or “contra” holdings - specifically designed to serve as a counterbalance for the Equity Benchmark. CSAM uses a quantitative and qualitative investment process to select investments designed to provide protection against severe declines in the performance of the Equity Benchmark beyond predetermined levels. As a result, the value of your investment in the Fund generally will increase when the value of the Equity Benchmark declines beyond predetermined levels. Conversely, when the value of the Equity Benchmark increases, the value of your investment in the Fund generally will decrease.

Since the Contra Fund is designed to behave contrary to the broad-based stock market, GFAM uses the Fund in its Actively Managed Protection (“AMP”) service, available to its private clients, by allocating a small portion of the account of each AMP client to the purchase of Contra Fund shares. The Contra Fund is not publicly available nor is it intended to serve as a complete investment program.

Market Overview

While the equity markets fluctuated around breakeven for most of 2005, investors balanced the positive news of solid economic growth with concerns over a number of issues. On the economic front, GDP growth was above average at 3.7% for the first three quarters of the year. The job market remained robust. The magnitude of economic strength in the fourth quarter was somewhat surprising given the negative impact of hurricanes Katrina and Rita. Despite promising economic statistics, American consumers and corporations faced a slowing housing market, record high energy prices that were working their way through the economy, and an aggressive Federal Reserve.

In the first half of 2006, employment in US continued to grow and corporate profits remained strong. The Federal Reserve continued to raise interest rates, with many observers feeling interest rates would peak at 5%. However, the new Fed chairman, Ben Bernanke, continued to raise rates to 5.25% in June in response to the rise in underlying inflation. Markets became concerned about a growth slowdown. The shift in sentiment hit stock markets hard, resulting in a global sell-off and profit taking. Despite this downturn, strong corporate balance sheets left the U.S. economy in relatively good shape going into the third quarter.

Genworth Financial Asset Management Funds | 2006 Annual Report

In the third quarter of 2006, with the combination of a decline in expected inflation and increased evidence that the housing sector of the economy was receding, the Fed held interest rates steady when it met in August. This was the first quarter since the first quarter of 2004 that the Fed did not raise rates. By the end of the quarter, the Fed’s emphasis shifted from inflation to the potential impact of the unfolding housing slowdown on the prospective growth rate of the overall economy.

Domestic stocks struggled within the quarter but ended on a strong note. The strongest sectors were those that tend to show the best profit gains when economic growth is decelerating, such as telecommunications, healthcare, technology and financials. The weakest were those most vulnerable to a sharp global slowdown, such as materials, industrials and energy stocks.

Option volatility has remained low during the first nine months of 2006, with a temporary upswing in the months of May and June during the noted sell-off in the equity markets. While such a low volatility environment is not optimal for using put options, as put option strategies are designed to benefit from volatility, periods of low option volatility usually offer the opportunity to buy options at relatively low costs. At some point, option volatility will increase, which should reward investors who have decided to make use of this risk management strategy.

Fund Overview

The decline in the Fund during the twelve-month reporting period can be attributed primarily to the increased value in the equity markets and to the premiums paid for options which is consistent with the objective and design of the Contra Fund.

The strategy implemented for the Fund during the fourth quarter of 2005 and the three quarters of 2006 involved the purchase of put optionsi. The strategy involved the purchase of out-of the-money put optionsii on the Russell 2000 Indexiii and S&P 500 Indexiv. If markets were to appreciate, remain unchanged or even decline to a level that was above the strike price, the cost borne would be the premium paid for these securities. Since the overall returns in the market have been positive since September 2005, the Fund experienced negative performance. This decline in value affected that typically small portion of client assets allocated to Fund shares.

It is our expectation that, if the equity markets continue to increase in value as has been experienced over the last fiscal year, the value of the Fund will continue to decline. Based on its current structure, we would anticipate that the value of the Fund will only appreciate if the market declines significantly. This performance would be consistent with the Fund’s objective and its role in GFAM’s Actively Managed Protection service.

Genworth Financial Asset Management Funds | 2006 Annual Report

Fund Performance

For the twelve-month period ended September 30, 2006, the Genworth Financial Contra Fund returned a negative 94.52%. Over the same period, the S&P 500 Index returned a positive 10.79%. The Fund is designed to increase in value when the broad-based stock market declines in value and decrease in value when the market gains in value. Consequently, the Fund had a negative return for the period as the equity markets appreciated.

Thank you for your investment in the Genworth Financial Contra Fund. We look forward to continuing to serve your investment needs in the future.

Sincerely,

Gurinder S. Ahluwalia

President, Genworth Financial Asset Management, Inc.

The views of the Fund’s Adviser are as of the date of this letter and the Fund holdings described in this document are as of September 30, 2006; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities. In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investment portfolio. These statements are subject to risks and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund’s Adviser has no obligation to update or revise forward-looking statements.

The information provided in this letter by the Adviser is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS:The fund is non-diversified and may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i   Put options are rights to sell shares of a particular stock or index at a predetermined price before a preset deadline, in exchange for a premium.

ii   “Out-of-the-money” put options are those whose predetermined exercise prices are lower than the underlying stock or index’s current market value.

iii The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

Genworth Financial Asset Management Funds | 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown* September 30, 2006

* As a percentage of total investments. Please note that Fund holdings are subject to change.

Genworth Financial Asset Management Funds | 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2006, and held for the six months ended September 30, 2006.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return (1)

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio(2)	the Period(2)

Genworth Financial Contra Fund	$1,000.00	$495.30	1.75%	$6.55

(1)	For the six months ended September 30, 2006.
(2)
Expenses (net of voluntary waiver) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365.

Genworth Financial Asset Management Funds | 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio(2)	the Period(2)

Genworth Financial Contra Fund	$1,000.00	$1,016.30	1.75%	$8.84

(1)	For the six months ended September 30, 2006.

(2)
Expenses (net of voluntary waiver) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365.

Genworth Financial Asset Management Funds | 2006 Annual Report

Fund Performance (unaudited)

Comparison of the Change in Value of a $10,000 investment in the Genworth
Financial Contra Fund vs. Standard & Poor’s 500 Index

Genworth Financial Contra Fund
Average Annual Total Returns*
September 30, 2006

	1 Year	5 Years	Since Inception‡

Genworth Financial Contra Fund**	-94.52%	-95.39%	-84.74%
Standard & Poor’s 500 Index	10.79%	6.97%	3.11%

The Genworth Financial Contra Fund is designed to act contrary to the broad-based stock market and will experience substantial losses unless there are market declines. The Genworth Financial Contra Fund is available only to certain private clients of GFAM and represents only a small portion of clients’ overall portfolios. This Fund performance does not represent the performance of clients' total portfolios.

* Returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

** Returns reflect fee waivers and/or expense reimbursements.

‡ The Fund commenced operations December 7, 1998.

^ Amount is less than $1.00.

Genworth Financial Asset Management Funds | 2006 Annual Report

Schedule of Investments	September 30, 2006

CONTRACTS	SECURITY	VALUE

PURCHASED OPTIONS — 70.4%

	Russell 2000 Index:
2,150	Put @ 700, Expire 12/06
90	Put @ 690, Expire 12/06	$3,923,750
	S&P 500 Index:	140,400
	Put @ 1,335, Expire 12/06
260	Put @ 1,260, Expire 12/06	650,000
6,750	Put @ 1,265, Expire 12/06	5,670,000
4,200	Call @ 1,335, Expire 12/06	3,906,000
260		924,300

	TOTAL PURCHASED OPTIONS (Cost — $21,239,726)	15,214,450
FACE AMOUNT
SHORT-TERM	INVESTMENTS — 29.6% U.S. Treasury Bill:
6,440,000	Due 11/9/06 (Cost - $6,406,098)	6,407,666
	TOTAL INVESTMENTS — 100.0% (Cost — $27,645,824*)	21,622,116
	Other Assets in Excess of Liabilities — 0.0%	781
	TOTAL NET ASSETS — 100.0%	$21,622,897
* Aggregate cost for Federal income tax purposes is $27,645,824.

See Notes to Financial Statements.

Genworth Financial Asset Management Funds | 2006 Annual Report

Statement of Assets and Liabilities	September 30, 2006

ASSETS:
Investments, at value (Cost - $21,239,726)	$15,214,450
Short-term investments, at value (Cost - $6,406,098)	6,407,666
Cash	74,084
Receivable for Fund shares sold	19,543
Receivable from Manager	34,873
Prepaid expenses	14,141
Total Assets	21,764,757
LIABILITIES: Payable to Trustees	10,750
Payable to other affiliates	11,583
Accrued professional fees	62,000
Accrued printing costs	10,250
Accrued expenses	7,277
Total Liabilities	101,860
Total Net Assets	$21,662,897
NET ASSETS: Par value of capital shares	$10,348
Capital paid in excess of par value	322,204,794
Accumulated net investment income	142,654
Accumulated net realized loss from investment transactions and options	(294,671,191)
Net unrealized depreciation on investments and options	(6,023,708)
Total Net Assets	$21,662,897
Shares Outstanding	10,347,760
Net Asset Value, Per Share	$2.09

See Notes to Financial Statements.

Genworth Financial Asset Management Funds | 2006 Annual Report

Statement of Operations	September 30, 2006

For the Year Ended September 30, 2006

INVESTMENT INCOME:
Interest	$		415,056
EXPENSES: Management fee		186,966
Administration, accounting services, transfer agency, and shareholder services fee		91,750
Audit and Legal		182,707
Trustees' fees		30,263
Shareholder communications		62,588
Registration fees		35,706
Compliance program fees		15,000
Custody		8,621
Other		8,134
Total Expenses		621,735
Less: Fees waived and expenses reimbursed by Manager		(349,333)
Net Expenses	272,402
Net Investment Income	142,654
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS Net Realized Loss From Investment Transactions and Options Net Change in Unrealized Appreciation/Depreciation on Investments and Options	(34,367,162 (2,317,734	) )
Net Realized and Unrealized Loss on Investments and Options	(36,684,896)
Decrease in Net Assets From Operations	$(36,542,242)

See Notes to Financial Statements.

Genworth Financial Asset Management Funds | 2006 Annual Report

Statement of Changes in Net Assets	September 30, 2006

For the Years Ended September 30,	2006	2005

OPERATIONS:
Net investment income (loss)	$142,654	$(82,166)
Net realized loss	(34,367,162)	(48,776,617)
Net change in unrealized appreciation/depreciation	(2,317,734)	(263,974)

Decrease in Net Assets From Operations	(36,542,242)	(49,122,757)
FUND SHARE TRANSACTIONS (Note 5):
Proceeds from sale of shares	48,264,631	45,433,503
Cost of shares reacquired	(2,594,740)	(1,613,907)

Increase in Net Assets From Fund Share Transactions	45,669,891	43,819,596

Increase (Decrease) in Net Assets	9,127,649	(5,303,161)
NET ASSETS:
Beginning of year	12,535,248	17,838,409
End of year	$21,662,897	$12,535,248
Undistributed net invesment income	$142,654	$—

See Notes to Financial Statements.

Genworth Financial Asset Management Funds | 2006 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

GENWORTH FINANCIAL CONTRA FUND(1)	2006	2005(2)	2004	2003	2002

Net Asset Value, Beginning of Year
Income (Loss) From Operations:	$31.09	$50,000.00	$9,910,000.00	$51,350,000.00	$50,350,000.00
Net investment income (loss)	0.04	(0.00)*	(0.00)*	(120,000.00)	(310,000.00)
Reprocessing adjustment	1.33(	—	—	—	—
Net realized and unrealized gain (loss)	(30.37)	(49,968.91)	(9,860,000.00)	(22,710,000.00)	18,240,000.00

Total Income (Loss) From Operations	(29.00)	(49,968.91)	(9,860,000.00	(22,830,000.00)	17,930,000.00

Less Distributions From: Net realized gains	—	—	—	(18,610,000.00)	(16,930,000.00)

Net Asset Value, End of Year	$2.09	$31.09	$50,000.00	$9,910,000.00	$51,350,000.00

Total Return	(94.52)%	(99.94)%	(99.50)%	(48.83)%	95.70%

Net Assets, End of Year	$21,662,897	$12,535,248	$17,838,409	$86,351,888	$165,882,092

Ratios to Average Net Assets:
Net Expenses	1.75%	1.75%	1.75%	1.51%	1.72%
Expenses before voluntary expense reimbursement	3.98%	5.05%	1.85%	1.51%	1.72%
Net investment income (loss)	0.91%	(0.94)%	(0.79)%	(0.79)%	(1.14)%

Portfolio turnover rate	0%	0%	0%	0%	0%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	During the year ended September 30, 2005, the Fund effected the following reverse stock splits: (i) October 6, 2004 1 for 100; (ii) June 3, 2005 1 for 10; and (iii) September 12, 2005 1 for 1,000.

All historical per share information has been retroactively adjusted to reflect these reverse stock splits.

(3)	Represents processing adjustment impacting net assets and shares outstanding. Total return based on revised amounts.

*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Genworth Financial Asset Management Funds | 2006 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Genworth Financial Contra Fund (“Fund”), formerly the GE Contra Fund, a separate investment fund of the Genworth Financial Asset Management Funds (“Trust”), formerly the GE Private Asset Management Funds, a Delaware statutory trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On October 20, 2006, the shareholders of the Fund voted to change the Fund from a diversified fund to a non-diversified fund.

The Fund seeks to provide protection against declines in the value of the U.S. equity allocation of certain assets custodied with Genworth Financial Trust Company, formerly GE Financial Trust Company. The Fund is available only to certain private advisory clients of Genworth Financial Asset Management, Inc., formerly the GE Private Asset Management, Inc., and represents only a small portion of clients· overall portfolios.

The following is a summary of the significant accounting policies consistently followed by the Fund and is in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale (or in the case of a NASDAQ quoted security, at the NASDAQ official closing price (NOCP)) as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of these securities will be taken to be the highest bid quotation on the exchange or market. Options and futures contracts purchased and held by the Fund are valued at the close of the securities or commodities exchanges on which they are traded (typically 4:15 p.m. Eastern time). Stock index options will be valued at the last price, but if that price does not fall within the bid and ask price for the stock index option, when the market closes at 4:15 p.m. Eastern time, then the stock index option will be valued at the mean between the bid and asked quotations. These times are referred to as ´Valuation Times.µ The Fund values its securities and other holdings based on market quotations or, where market quotations are not readily available or are believed not to reflect market value, as reflected by exchanges, at Valuation Times, based on fair value as determined in good faith using consistently applied procedures established by the Fund’s Board. The effect of valuing Fund holdings at fair value may be that the price determined might be different than the price determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect the investments· value.

Genworth Financial Asset Management Funds | 2006 Annual Report

Notes to Financial Statements (continued)

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. We have not completed the process of evaluating the impact that will result from adopting SFAS 157. The Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(b) Option Contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

Genworth Financial Asset Management Funds | 2006 Annual Report

Notes to Financial Statements (continued)

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to -market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(d) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(e) Investment Transactions and Dividend Income. Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of investments are calculated by using the specific identification method.

Genworth Financial Asset Management Funds | 2006 Annual Report

Notes to Financial Statements (continued)

(f) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal Income Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

2. Management Agreement, Administration Agreement, and Other Transactions

Genworth Financial Asset Management, Inc. (“Manager”), acts as the Fund’s investment manager. The Fund pays the Manager a management fee calculated at an annual rate of 1.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. During the year ended September 30, 2006, the Manager voluntarily waived $186,966 of management fees and reimbursed $162,367 of other operating expenses of the Fund in order to limit the annual operating expenses of the Fund to 1.75%.

Integrated Investment Services, Inc. (“Integrated”), (formerly Integrated Fund Services, Inc.), provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Fund. For these services, Integrated receives an annual fee, paid monthly, from the Fund. Fees earned by Integrated for the year ended September 30, 2006 can be found under the caption “Administration, accounting services, transfer agency and shareholder services fee” on the Statement of Operations.

Genworth Financial Asset Management Funds | 2006 Annual Report

Notes to Financial Statements (continued)

The Manager has entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC (“CSAM”). Pursuant to the sub-advisory agreement, CSAM is responsible for the day-to-day portfolio operations and investment decisions of the Fund. The Manager, not the Fund, pays CSAM a sub-advisory fee of 0.85% of the Fund’s average daily net assets.

Capital Brokerage Corporation acts as the Fund’s distributor and is an affiliate of Genworth Financial Contra Fund.

Under the terms of the Compliance Services Agreement between the Fund and Integrated, Integrated provides certain compliance services to the Fund, including developing and assisting in implementing a compliance program for Integrated on behalf of the Fund and providing administrative support services to the Fund’s Compliance Program and Chief Compliance Officer.

Reprocessing Adjustment

On March 6, 2006, the Fund reprocessed all historical shareholder transactions dating back to June 17, 2005 to reflect the correction of an error related to the recording of an investment transaction. In accordance with the Fund’s policies, all subscriptions, redemptions, and reverse stock split transactions were retroactively reprocessed on a daily basis to determine any effect from the error on the net asset value and from shareholder activity on each day. As a result, investments were increased by $350,846, receivable for fund shares sold increased by $185,244, shares outstanding decreased by 200,405 and NAV increased by $1.33 when the correcting entry was made. This also resulted in a direct reimbursement of $18,844 by the Manager to shareholders negatively affected as a result of shareholder transactions during the period. The Fund also determined the impact of this error on the historical reported total return for the fiscal year ended September 30, 2005 to be 0.01%.

3. Investments

During the year ended September 30, 2006, the Fund did not write any option contracts.

Genworth Financial Asset Management Funds | 2006 Annual Report

Notes to Financial Statements (continued)

4. Reverse Stock Splits

During the year ended September 30, 2005, the Fund’s shares were adjusted to reflect three reverse stock splits. The effect of the reverse stock splits was to reduce the number of shares outstanding of the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value. The reverse stock splits were as follows:

Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
10/06/04	1 for 100	$0.03	$3.14	352,335,196	3,523,352
06/03/05	1 for 10	$0.01	$0.13	96,265,031	9,626,503
09/12/05	1 for 1,000	$0.04	$40.48	395,367,388	395,367

5. Capital Shares

At September 30, 2006, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:
	Years Ended September 30,
	2006	2005
Beginning Shares	403,207	352,310,299
Shares sold	11,268,728	486,903,504
Net share reduction due to reprocessing adjustment	(200,405)	—
Net share reduction due to 1 for 100 reverse stock split	—	(348,811,844)
Net share reduction due to 1 for 10 reverse stock split	—	(86,638,528)
Net share reduction due to 1 for 1,000 reverse stock split	—	(394,972,021)
Shares reacquired	(1,123,770)	(8,388,203)
Ending Shares	10,347,760	403,207

Genworth Financial Asset Management Funds | 2006 Annual Report

Notes to Financial Statements (continued)

6. Federal Income Tax Information & Distributions to Shareholders

The Fund made no distributions during the fiscal years ended September 30, 2006 and 2005.

The following information is computed on a tax basis for each item as of September 30, 2006:

Federal tax cost of securities	$27,645,824
Gross unrealized appreciation	$1,568
Gross unrealized depreciation	—

Net unrealized appreciation	1,568
Undistributed ordinary income	142,654
Capital loss carryforward	(261,592,295)
Post-October losses	(39,104,172)
Total accumulated deficit	$(300,552,245)

As of September 30, 2006, the Fund had the following capital loss carryforwards for federal income tax purposes:

Amount	Expires September 30,
$ 40,176,801	2011
52,475,216	2012
132,807,254	2013
36,133,024	2014

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns. FIN 48 requires that the tax effects of a position be recognized only if it is “more-likely-than-not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more-likely--than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management is in the process of determining the impact of adoption.

Genworth Financial Asset Management Funds | 2006 Annual Report

Notes to Financial Statements (continued)

7. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Event (unaudited)

A Special Meeting of the Shareholders of the Fund, was held on October 20, 2006 for the purpose of voting on two proposals: (1) to approve or disapprove the change of the Fund from a diversified fund to a non-diversified fund and (2) to approve or disapprove the conforming changes to two of the Fund’s fundamental investment restrictions related to issuer and industry concentration. The proposals were approved as follows:

Proposal 1:
Shares Voted For	Percentage of Shares Voted	Shares Voted Against	Percentage of Shares Voted	Shares Abstained	Percentage of Shares Withheld
8,498,186	83.86%	924,546	9.12%	710,697	7.01%

Proposal 2:
Shares Voted For	Percentage of Shares Voted	Shares Voted Against	Percentage of Shares Voted	Shares Abstained	Percentage of Shares Withheld
8,795,673	86.80%	620,779	6.13%	716,978	7.08%

Genworth Financial Asset Management Funds | 2006 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Genworth Financial Asset Management Funds:

We have audited the accompanying statement of assets and liabilities of Genworth Financial Contra Fund (the Fund), including the schedule of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2006, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio
November 20, 2006

Genworth Financial Asset Management Funds | 2006 Annual Report

Additional Information (unaudited)

Information about Trustees and Executive Officers

Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling GFAM at 800-238-0810.

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:

John A. Fibiger Genworth Financial Asset Management Funds, Inc., (“GFAM”) 16501 Ventura Blvd., Ste. 201 Encino, CA 91436 Age: 74	Trustee	Since 2004	Retired; Former Chairman and President of Transamerica Life Companies	1	Member of Board of Advisers, The Menninger Foundation; Life Trustee, Museum of Science, Boston, Massachusetts

Dwight M. Jaffe GFAM 16501 Ventura Blvd., Ste. 201 Encino, CA 91436 Age: 63	Trustee	Since 2004	Professor of Finance and Real Estate and Willis H. Booth Professorship in Banking and Finance II, Walter A. Haas School of Business University of California, Berkeley	1	Co-Chairman, Fisher Center for Real Estate & Urban Economics; Walter A. Haas School of Business University of California, Berkeley; Member, Academic Advisory Board, Fitch Ratings

Douglas A. Paul GFAM 16501 Ventura Blvd., Ste. 201 Encino, CA 91436 Age: 59	Trustee	Since 2004	Partner, Kirkpatrick & Lockhart LLP, 2000-2002 (law firm); Director of Compliance, Associate General Counsel, Vice President, American Century Investments, 1995-2000 (Investment Advisory Firm)	1	Independent Director of Capital Bank and Trust Company, a federal savings bank affiliated with The Capital Group Companies, Inc.

Interested Trustee:
Gurinder S. Ahluwalia GFAM 16501 Ventura Blvd., Ste. 201 Encino, CA 91436 Age 41	President	Since 2004	President, CEO of GFAM since 1/2004; Senior VP of GE	1	Centurion Capital Group Inc., Centurion Financial Advisers Inc., Genworth Financial Trust Company and GFAM
	Chairman	Since 2005	Financial Assurance 2002-2004; Chief Risk Officer at GE Edison Life in Japan 2000-2002; VP Quality at GEFA Direct

*    Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
** Mr. Ahluwalia is a trustee who is an “interested person” of the Fund as defined in the 1940 Act because Mr. Ahluwalia is an officer of GFAM and certain of its affiliates.

Genworth Financial Asset Management Funds | 2006 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Director
Executive Officers:

Gurinder S. Ahluwalia GFAM 16501 Ventura Blvd., Ste. 201 Encino, CA 91436 Age 41	President Chairman	Since 2004 Since 2005	See biography on previous page.	N/A	N/A

Ronald A. Link, CPA Genworth Financial Trust Co. 3200 N. Central Ave., 6th Flr. Phoenix, AZ 85012 Age 42	Treasurer	Since 2005	Chief Financial Officer of N/A Genworth Financial Trust Company and Controller of GFAM since 3/1998		N/A

Regina M. Fink GFAM 16501 Ventura Blvd., Ste. 201 Encino, CA 91436 Age 50	Secretary and Vice President	Since 2005	Vice President, Senior N/A Counsel and Secretary of GFAM (Since 5/2002); Counsel at Transamerica Occidental Life Insurance Company 1993-2002		N/A

* Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Genworth Financial Asset Management Funds | 2006 Annual Report

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Genworth Financial Asset Management Funds

Genworth Financial Contra Fund

The Fund is a separate investment fund of the Genworth Financial Asset Management Funds, a Delaware statutory trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1 -800-SEC-0330.

The Fund’s portfolio does not hold securities entitled to cast proxy votes; the Fund therefore does not maintain a proxy-voting policy. The Fund has no information to make available on how the Fund voted proxies.

This report is submitted for the general informationof the shareholders of the Genworth Financial Asset Management Funds — Genworth Financial Contra Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus.

DISTRIBUTOR
Capital Brokerage Corporation 3001 Summer Street
P.O. Box 120041
Stamford, CT 06912

MANAGER
GENWORTH FINANCIAL
ASSET MANAGEMENT, INC.
16501 Ventura Blvd., Suite 201
Encino, CA 91436

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

A Statement of Additional Information, which includes additional information about the Fund’s Trustees, is available, without charge, upon request to Genworth Financial Asset Management, Inc., at 1-800-238-0810.

GECONT 9/06

Item 2. Code of Ethics.

Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Genworth Financial Asset Management Fund’s principal executive officer, principal financial officer, principal accounting officer and/or controller were subject to the requirements of Integrity: The Spirit and the Letter of Our Commitment, the code of ethics used by General Electric (the “GE Code of Ethics”), which Genworth previously adopted as its own code of ethics. On September 27, 2005, a new code of ethics, the Genworth Financial Code of Ethics (“Integrity First”), became effective. Integrity First is applicable to all of Genworth Financial Inc.’s directors, officers and employees.

At a meeting of the Board of Director’s on November 17, 2006, the Board unanimously approved a resolution to adopt Genworth Financial’s Integrity First Code of Ethics as the Funds code of ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. Integrity First shall replace the Fund’s current Sarbanes-Oxley Code of Ethics, the GE Code of Ethics.

The Board further resolved that the Integrity First Code of Ethics shall apply only to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions who are employed by the Adviser or affiliate of the Adviser.

Integrity First is attached herewith under Item 12 ---(a)(1).

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that John A. Fibiger, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Fibiger as the Audit Committee’s financial expert. Mr. Fibiger is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees for the Genworth Financial Contra Fund were $27,250 and $20,000 for the years ended 9/30/06 and 9/30/05.

(b) Audit-Related Fees for the Genworth Financial Contra Fund were $6,000 and $2,500 for the years ended 9/30/06 and 9/30/05.

(c) Tax Fees for Genworth Financial Contra Fund of $8,000 and $0 for the years ended 9/30/06 and 9/30/05. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Genworth Financial Contra Fund.

(d) All Other Fees for Genworth Financial Contra Fund of $0 and $0 for the years ended 9/30/06 and 9/30/05.

(e) (1) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(2) For the Genworth Financial Contra Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 9/30/06 and 9/30/05; Tax Fees were 100% and 100% for the years ended 9/30/06 and 9/30/05; and Other Fees were 100% and 100% for the years ended 9/30/06 and 9/30/05.

(f) N/A

(g) Non-audit fees billed by the Accountant for services rendered to Genworth Financial Contra Fund and Genworth Financial Asset Management (“GFAM”) and any entity controlling, controlled by, or under common control with GFAM that provides ongoing services to Genworth Financial Contra Fund were $0 and $0 for the years ended 9/30/06 and 9/30/05.

(h) Yes. The Genworth Financial Contra Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Genworth Financial Contra Fund or to Service Affiliates which were required to be pre-approved were pre-approved as required.

Item 5. Audit Committee of Listed Companies.

Not applicable

Item 6. Schedule of Investments.

This information, if applicable, is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Companies.

Not applicable to open-end investment management companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable

Item 11. Controls and Procedures

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) The Code of Ethics for the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions who are employed by the Adviser or affiliate of the Adviser was amended on November 17, 2006 and is attached herewith.

(a)(2) Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(b) Certifications required by Item 12(b) of Form N-CSR are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Genworth Financial Asset Management Funds, Inc.

By (Signature and Title)

/s/ Gurinder Ahluwalia
Gurinder Ahluwalia
President

Date: December 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Gurinder Ahluwalia
Gurinder Ahluwalia
Principal Executive Officer

Date: December 5, 2006

By (Signature and Title)

/s/ Ronald A. Link
Ronald A. Link
Chief Financial Officer

Date: December 5, 2006